SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

May 1, 2012

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339

Mailing Address: 288 Union Street, Rockland, Massachusetts 02370

(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 1, 2012 Independent Bank Corp. (the “Company”), the parent of Rockland Trust Company (“Rockland Trust”), announced the April 30, 2012 signing of a definitive agreement under which the Company will acquire Central Bancorp, Inc. and Rockland Trust will acquire Central Bank, the wholly-owned bank subsidiary of Central Bancorp, Inc.

A copy of the Company’s investor presentation regarding the transaction is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

A copy of the press release announcing the transaction is attached as Exhibit 99.2.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and Central Bancorp, Inc. will file with the Securities and Exchange Commission. Investors in the Company or Central Bancorp, Inc. are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by the Company and Central Bancorp, Inc. with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Independent Bank Corp., 288 Union Street, Rockland, MA 02370, Attention: Investor Relations; or to Central Bancorp, Inc., 399 Highland Avenue, Somerville, MA 02144, Attention: Clerk.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

99.1	Analyst Presentation

99.2	Press Release dated May 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: May 1, 2012	BY:	/s/ Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL